Exhibit 31.3

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

I, Edgardo A. Mercadante, certify that:

1. I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Familymeds Group, Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Dated: April 30, 2007	By:	/s/ Edgardo A. Mercadante
Edgardo A. Mercadante
Chairman of the Board,
President and Chief Executive Officer (Principal Executive Officer)